SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):       May 13, 2003


                               FRESH BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        000-32825                    39-2019963
---------------                 ----------------             -------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                  2215 Union Avenue, Sheboygan, Wisconsin 53081
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 457-4433
                         -------------------------------
                         (Registrant's telephone number)

Item 9. Regulation FD Disclosure. (Information provided under Item 12 - Results of Operations and Financial Condition).

     The following information is being furnished under Item 12 "Results of Operations and Financial Condition" of Form 8-K. The information is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.

     On May 13, 2003, Fresh Brands, Inc. (the "Company") issued a press release announcing the Company's quarterly financial results for the reporting period ended April 19, 2003. A copy of the Company's press release is being furnished as Exhibit 99 to this Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FRESH BRANDS, INC.


Date: May 15, 2003                   By:  /s/ S. Patric Plumley
                                         -----------------------------------
                                          S. Patric Plumley, Senior Vice
                                          President, Chief Financial Officer,
                                          Treasurer and Secretary



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